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Exhibit 10.11

CARDIONET, INC.

REGISTRATION RIGHTS AGREEMENT

i

CARDIONET, INC.

REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of March 8, 2007 by and among CARDIONET,  INC., a California corporation (the "Company"), the investors listed on Exhibit A hereto (the "Initial Investors") and each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, the provisions of Section 2.9 hereof (the "Investor Permitted Transferees" and together with the Initial Investors, the "Investors" and each individually as an "Investor").

RECITALS

        WHEREAS, the Investors are purchasing shares of the Company's Mandatorily Convertible Preferred Stock (the "Mandatorily Convertible Preferred Stock") pursuant to that certain Subscription Agreement (the "Subscription Agreement") of even date herewith (the "Financing");

        WHEREAS, the obligations in the Subscription Agreement are conditioned upon the execution and delivery of this Agreement; and

        WHEREAS, in connection with the consummation of the Financing, the Company and the Investors have agreed to the registration rights and other rights as set forth below.

        NOW, THEREFORE, in consideration of these premises, and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. GENERAL.

        1.1    Definitions.    As used in this Agreement, the following terms shall have the following respective meanings:

        "Articles of Incorporation" means the Amended and Restated Articles of Incorporation filed with the Secretary of State of the State of California in connection with the issuance of the Mandatorily Convertible Preferred Stock.

        "Converted Liquidation Preference" means, with respect to any Registrable Securities, the Mandatorily Convertible Preferred Liquidation Preference (as defined in the Articles) of the Mandatorily Convertible Preferred Stock that was converted to yield such Registrable Securities.

        "Eligible Market" means The New York Stock Exchange, Inc., the American Stock Exchange or the NASDAQ Global Market.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

        "Fundamental Transaction" means that the Company shall, directly or indirectly, in one or more related transactions, (a) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (b) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (c) be the subject of a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (d) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination).

        "Holder" means any signatory to this Agreement owning of record Registrable Securities and any holder of record of Registrable Securities to whom the rights under Section 2 of this Agreement have been duly and validly transferred in accordance with Section 2.9 of this Agreement.

        "IPO Date" has the meaning set forth in Section 2.2(b).

        "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

        "Qualifying IPO" shall have the meaning set forth in the Articles of Incorporation.

        "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

        "Registrable Securities" means (a) Common Stock of the Company issued or issuable upon conversion of the Mandatorily Convertible Preferred Stock; and (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned or eligible to be sold pursuant to 144(k).

        "Registrable Securities then outstanding" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

        "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and one special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

        "SEC" or "Commission" means the Securities and Exchange Commission.

        "Securities Act" shall mean the Securities Act of 1933, as amended.

        "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale.

        "Shares" shall mean the Mandatorily Convertible Preferred Stock held by the Investors listed on Exhibit A hereto and their permitted assigns.

        "Special Registration Statement" shall mean a registration statement relating to any employee benefit plan or with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act.

        "Subsidiary" means with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees or other governing body thereof is at the time owned or controlled by such Person (regardless of whether such equity is owned directly or through one or more other Subsidiaries of such Person or a combination thereof).

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER.

        2.1    Restrictions on Transfer.

        (a)   Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

            (i)  There is then in effect a registration statement under the Securities Act covering such proposed disposition, such disposition is made in accordance with such registration statement and such Holder has completed and returned a completed and executed copy of the Notice of Transfer of Securities attached as Schedule A to the Selling Securityholder's Questionnaire attached hereto as Exhibit B; or

           (ii)  (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

         (iii)  Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or former partners in accordance with their partnership interests, (B) a corporation to its shareholders in accordance with their interest in the corporation, (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (D) to a person for which the transfer does not involve a change of beneficial ownership or to the Holder's family member or trust for the benefit of an individual Holder; provided that in each case the transferee will be subject to the terms of this Agreement to the same extent as if such transferee were an original Holder hereunder, (E) an entity to a subsidiary, parent, or a sister entity with a common parent, or (F) transfers in compliance with Rule 144(k).

        (b)   Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

        (c)   The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

        (d)   Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

        2.2    Mandatory Registration.

        (a)   The Company will, at its expense, for the benefit of the Holders, prepare and file with the SEC a resale registration statement on Form S-1 or S-3, or any successor form (or if such forms are not then available, on such form of registration statement as is then available to effect registration of the Registrable Securities, subject to the consent of the Holders of 66 2/3% of the Registrable Securities, which consent will not be unreasonably withheld) covering resale of the Registrable Securities (a "Registration Statement") within ninety (90) days after the IPO Date (as defined below). The Company will provide notice to all Holders of the filing and effectiveness of the Registration Statement by notice in accordance with Section 4.8 hereof and release made to Bloomberg Financial Markets or other reasonable means of distribution.

        (b)   The Company will use commercially reasonable best efforts to cause the Registration Statement to become effective within 180 days after the closing date of a sale by the Company of shares of Common Stock in a firm commitment, fully underwritten public offering conducted primarily in the United States through a nationally recognized investment banking firm and pursuant to one or more registration statements under the Securities Act (the "IPO Date"), and to keep the Registration Statement effective until the earlier of (i) the sale of all the Registrable Securities pursuant to Rule 144 under the Securities Act or an effective registration statement and (ii) the date on which all Registrable Securities not theretofore sold pursuant to Rule 144 or the Registration Statement can be sold without restrictions pursuant to Rule 144(k) other than any Registrable Securities held by affiliates of the Company. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2.2(a) hereof is not filed in accordance with Section 2.2(a) or not declared effective by the SEC within 180 days after the IPO Date (each an "Initial Default"), then, in each case subject to Section 2.2(d) below, the Company will make pro rata payments, as liquidated damages and not as a penalty, to such Holders of the Registrable Securities, in an amount equal to 0.5% of the Converted Liquidation Preference for the initial occurrence of any Initial Default and 1.0% of the Converted Liquidation Preference for each 30-day period thereafter that the Initial Default shall go uncured. The amounts payable as liquidated damages pursuant to this paragraph shall be paid, in cash in lawful money of the United States, within (3) business days of (i) the occurrence of an Initial Default or (ii) the end of each such 30-day period during which no Registration Statement was filed with respect to the Registrable Securities.

        (c)   If following the effectiveness of the Registration Statement, the prospectus filed as part of the Registration Statement is unavailable for use in connection with resale of Registrable Securities for any period other than as permitted in Section 2.2(d) below (each such occurrence, a "Registration Default"), but excluding the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions and except as excused in Section 2.2(d), then, in each case subject to Section 2.2(d) below, the Company will make pro rata payments, as liquidated damages and not as a penalty, to such Holders of the Registrable Securities in an amount equal to 0.5% of the Converted Liquidation Preference for the initial occurrence of each such Registration Default and 1.0% of the Converted Liquidation Preference for each 30-day period thereafter (each, a "Subsequent Period") that the Registration Default shall go uncured. The amounts payable as Registration Default Damages shall be paid, in cash in lawful money of the United States, within (3) business days of (i) the initial occurrence of each Registration Default or (ii) the end of each Subsequent Period during which no Registration Statement was filed with respect to the Registrable Securities.

        (d)   No Holder shall be entitled to a payment pursuant to this Section 2.2 if effectiveness of a Registration Statement has been delayed or a prospectus has been unavailable as a result of (i) failure by such Holder to promptly provide upon request by the Company the information required under the Subscription Agreement or this Agreement or as requested by the SEC as a condition to effectiveness of the Registration Statement; (ii) the provision of inaccurate or incomplete information by such Holder; (iii) or a statement or determination of the SEC that any provision of the rights of the Holder under this Agreement are contrary to the provisions of the Securities Act. Notwithstanding anything in this Agreement to the contrary, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or related prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (v) that the Board has made the good faith determination (A) that continued use by the selling Investors of the Registration Statement for purposes of effecting offers or sales of Registrable Securities pursuant thereto would require, under the Securities Act, premature disclosure in the Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (B) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (C) that it is therefore desirable to suspend the use by the Investors of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto, then the Company shall furnish to the selling Investors a certificate signed by the President or Chief Executive Officer of the Company setting forth one or more of the above described circumstances, and the right of the selling Investors to use the Registration Statement (and the prospectus relating thereto) shall be suspended for a period (the "Suspension Period") of not more than thirty (30) days after delivery by the Company of the certificate referred to above in this Section 2.2(d); provided that the Suspension Period(s) shall not exceed 30 days during any three (3) month period or ninety (90) days in the aggregate during any twelve (12) month period; and provided further that there may only be three (3) Suspension Periods during any twelve (12) month period. During the Suspension Period, none of the Investors shall offer or sell any Registrable Securities pursuant to or in reliance upon the Registration Statement (or the prospectus relating thereto) and each of the Investors shall keep the fact of the above described certificate and its contents confidential.

        2.3    Piggyback Registrations.    From and after the IPO Date, the Company shall notify all Holders of Registrable Securities in writing at least twenty (20) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will use its commercially reasonable efforts to include in such registration statement all or part of such Registrable Securities held by any Holder that desires to include in any such registration statement all or any part of such

Holder's Registrable Securities. Any Holder that so desires shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

        (a)   If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by such Holders and requested to be included in such registration; and third, to any other shareholders of the Company (other than a Holder). If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. If shares are so withdrawn from the registration, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion, in the manner set forth above. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

        (b)   The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof. All rights under this Section 2.3 shall terminate at such time as no shares of Registrable Securities remain outstanding.

        2.4    Form S-3 Registration.    In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

        (a)   promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

        (b)   as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

            (i)  if Form S-3 is not available for such offering by the Holders, or

           (ii)  if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than one million dollars ($1,000,000), or

         (iii)  if within thirty (30) days of receipt of a written request from any Holder or Holders pursuant to this Section 2.4, the Company gives notice to such Holder or Holders of the Company's intention to make a public offering within ninety (90) days, other than pursuant to a Special Registration Statement, or

          (iv)  if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period, or

           (v)  if the Company has, within the six (6) month period preceding the date of such request, already effected one (1) registration on Form S-3 for the Holders pursuant to this Section 2.4, or

          (vi)  in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

        (c)   Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

        2.5    Expenses of Registration.    Except as specifically provided herein, all Registration Expenses incurred in connection with any registration pursuant to this Section 2 shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

        2.6    Obligations of the Company.    In connection with the Company's obligations under Section 2 hereof, the Company shall, at its expense and as expeditiously as reasonably possible:

        (a)   Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in Section 2.2(b) above.

        (b)   Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

        (c)   Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

        (d)   Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

        (e)   Make available for inspection by each selling Holder and any attorney, accountant or other agent retained by such selling Holder (an "Advisor") all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such selling Holder or Advisor, subject to, in the case of confidential information, such confidentiality agreements as are required by law or reasonably requested by the Company. Notwithstanding the foregoing, the Company shall not be obligated under this Section 2.6(e) with respect to a competitor of the Company or such competitor's Advisors.

        (f)    Use its commercially reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and reasonably satisfactory to a majority in interest of the Holders requesting registration of Registrable Securities and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

        (g)   Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

        (h)   Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

        2.7    Delay of Registration; Furnishing Information.

        (a)   No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

        (b)   It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company the Selling Securityholder's Questionnaire in substantially the form attached hereto as Exhibit B and such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably requested by the Company in connection with the registration of Registrable Securities.

        2.8    Indemnification.    In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

        (a)   To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and legal counsel of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay to each such Holder, partner, officer, director, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

        (b)   To the extent permitted by law, each Holder will, severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers who have signed the registration statement and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.8 exceed the net proceeds from the offering received by such Holder.

        (c)   Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

        (d)   If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

        (e)   The obligations of the Company and Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

        2.9    Assignment of Registration Rights.    Subject to compliance with Section 2.1 hereof, the rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (a) is a subsidiary, parent, sister entity with a common parent, general partner, limited partner, retired partner, member or retired member of a Holder, (b) is a Holder's family member or trust for the benefit of an individual Holder, or (c) acquires at least five hundred (500) shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree in writing to be subject to all restrictions set forth in this Agreement.

        2.10    Amendment of Registration Rights.    Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least two-thirds (66 2/3%)) of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.10 shall be binding upon each Holder and the Company.

        2.11    "Market Stand-Off" Agreement; Agreement to Furnish Information.    Each Holder hereby agrees that, if requested by an underwriter of Common Stock (or other securities) of the Company, such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the IPO Date; provided that:

            (i)  such agreement shall apply only to the Company's Qualifying IPO; and

           (ii)  all executive officers and directors of the Company and holders of at least one percent (1%) of the Company's voting securities enter into similar agreements.

Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.11 shall not apply to a registration pursuant to a Special Registration Statement. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by this Section 2.11.

        2.12    Rule 144 Reporting.    With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

        (a)   Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

        (b)   File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

        (c)   So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3. COVENANTS OF THE COMPANY.

        3.1    Existence; Conduct of Business.    The Company will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit a Fundamental Transaction approved by the Company's shareholders as and to the extent required by the Articles of Incorporation.

        3.2    Compliance with Laws.    The Company will comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities except where the necessity of compliance therewith is being contested in good faith by appropriate proceedings.

        3.3    Basic Financial Information and Reporting.

        (a)   The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

        (b)   As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, the Company will furnish each Holder a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors. Along with such annual financial statements, the Company shall also provide lists of the Company's shareholders and optionholders, as of the end of such fiscal year, showing the number of securities held by each.

        (c)   The Company will furnish each Holder, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, to the extent requested by such Holder, a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

        (d)   The Company will furnish each Holder, to the extent requested by such Holder, as soon as practicable after the end of each month, and in any event within thirty (30) days thereafter, a balance sheet of the Company as of the end of each such month, and a statement of income and a statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

        3.4    Termination of Covenants.    All covenants of the Company contained in Section 3 of this Agreement shall expire and terminate when no shares of Mandatorily Convertible Preferred Stock are outstanding. In addition, the covenants of the Company contained in Section 3.3 shall expire and terminate upon the IPO Date.

SECTION 4. MISCELLANEOUS.

        4.1    Governing Law.    This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

        4.2    Survival.    The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

        4.3    Successors and Assigns.    Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

        4.4    Entire Agreement.    This Agreement, the Exhibits and Schedules hereto, the Subscription Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

        4.5    Severability.    In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

        4.6    Amendment and Waiver.

        (a)   Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of (i) the Company and (ii) the holders of 66 2/3% of the Registrable Securities, voting together as a single class.

        (b)   Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of 66 2/3% of the Registrable Securities, voting together as a single class.

        (c)   For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

        4.7    Delays or Omissions.    It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

        4.8    Notices.    All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

        4.9    Attorneys' Fees.    In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

        4.10    Titles and Subtitles.    The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        4.11    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this REGISTRATION RIGHTS AGREEMENT effective as of the date set forth in the first paragraph hereof.

Company:
CARDIONET, INC., a California Corporation
By:	/s/ JAMES M. SWEENEY James M. Sweeney Chief Executive Officer
Address:
1010 2nd Avenue Suite 700 San Diego, CA 92101 Attn: James M. Sweeney Chief Executive Officer

THE INITIAL INVESTOR'S SIGNATURE TO THE SUBSCRIPTION AGREEMENT DATED OF EVEN DATE HEREWITH SHALL CONSTITUTE THE INITIAL INVESTOR'S SIGNATURE TO THE REGISTRATION RIGHTS AGREEMENT.

REGISTRATION RIGHTS AGREEMENT
SIGNATURE PAGE

EXHIBIT A

SCHEDULE OF INVESTORS

Purchaser	Aggregate Purchase Price	Shares Issued
Sanderling V Limited Partnership	$191,000.00	191
Sanderling V Beteilingungs GmbH & Co KG	$170,000.00	170
Sanderling V Biomedical Co-Investment Fund L.P.	$707,000.00	707
Sanderling Venture Partners V Co-Investment Fund, L.P.	$1,165,000.00	1,165
Sanderling Ventures Management V	$23,000.00	23
Sanderling Venture Partners VI Co-Investment, L.P.	$4,749,000.00	4,749
Sanderling VI Beteiligungs GmbH & Co KG	$92,000.00	92
Sanderling VI Limited Partnership	$109,000.00	109
Sanderling Ventures Management VI	$50,000.00	50
Foundation Medical Partners L.P.	$1,064,000.00	1,064
H&Q Healthcare Investors	$928,000.00	928
H&Q Life Science Investors	$635,000.00	635
Peter J. Callahan Revocable Trust dated 2/28/02	$1,456,000.00	1,456
Deutsche Bank AG	$15,000,000.00	15,000
Stanfield Offshore Leveraged Assets, Ltd.	$15,000,000.00	15,000
Tempo Master Fund LP	$10,000,000.00	10,000
Ore Hill Hub Fund Ltd.	$10,000,000.00	10,000
Basso Holdings Ltd.	$5,840,000.00	5,840
Basso Fund Ltd.	$480,000.00	480
Basso Multi-Strategy Holding Fund Ltd.	$1,680,000.00	1,680
KBC Diversified Fund, A Segregated Portfolio of KBC AIM Master Fund SPC	$4,400,000.00	4,400
KBC Convertibles MAC 28 Ltd.	$2,000,000.00	2,000
Rhythm Fund, Ltd.	$1,600,000.00	1,600
Linden Capital L.P.	$5,000,000.00	5,000
Old Lane HMA Master Fund, LP	$845,000.00	845
Old Lane US Master Fund, LP	$1,175,000.00	1,175
Old Lane Cayman Master Fund, LP	$2,980,000.00	2,980
UBS AG London Branch	$5,000,000.00	5,000
Silver Oak Capital, L.L.C.	$4,000,000.00	4,000
Argent Classic Convertible Arbitrage Fund Ltd.	$3,000,000.00	3,000
Argent Classic Convertible Arbitrage Fund L.P.	$1,000,000.00	1,000
SuttonBrook Capital Portfolio, L.P.	$4,000,000.00	4,000
Whitebox Convertible Arbitrage Partners, LP	$4,000,000.00	4,000
DRW Securities, LLC	$3,500,000.00	3,500
Credit Suisse Securities (USA) LLC	$3,000,000.00	3,000

Totals:	$114,839,000.00	114,839

A-1

EXHIBIT B

SELLING SECURITYHOLDER'S QUESTIONNAIRE

CARDIONET, INC.

SELLING SECURITYHOLDER'S QUESTIONNAIRE

        The undersigned holder (the "Selling Securityholder") of Common Stock of CardioNet, Inc. ("CardioNet" or the "Company") hereby provides you with the following information in connection with the preparation and filing of a Registration Statement on Form S-[1] (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") covering the registration and resale of shares of the Company's Common Stock beneficially owned by the Selling Securityholder (collectively, the "Shares"). The definitions of all bolded, italicized terms used in this questionnaire are set forth at the end of this questionnaire. Should you have any questions concerning any part of the questionnaire, please call [                        ] at (      )      -        .

        Upon any sale of shares of Common Stock pursuant to the Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), the Selling Securityholder hereby agrees to deliver to the Company the Notice of Transfer set forth in Schedule A attached hereto (completed and signed).

        The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

* * * * * * * *

A.    GENERAL INFORMATION

Please provide the entity's complete business address, including email address and the name of the contact person:

1.     SECURITIES HOLDINGS

  (a)
  Please fill in all blanks in the following questions related to the entity's beneficial ownership of the Company's securities. Generally, the term "beneficial ownership" refers to any direct or indirect interest in the securities which entitles the entity to any of the rights or benefits of ownership, even though it may not be the holder of record of the securities. For example, securities held in "street name" over which the entity exercises voting or investment power would be considered beneficially owned by it.

        If the entity has any reason to believe that any interest in securities of the Company which it may have, however remote, is a beneficial interest, please describe such interest. For purposes of responding to this questionnaire, it is preferable to err on the side of inclusion rather than exclusion. Where the SEC's interpretation of beneficial ownership would require disclosure of the entity's interest or possible interest in certain securities of the Company, and you believe that it does not actually possess the attributes of beneficial ownership, an appropriate response is to disclose the interest and at the same time disclaim beneficial ownership of the securities.

  (i)
  As of the date hereof, the entity owned outright (including shares registered in its name individually or jointly with others, shares held in the name of a bank, broker, nominee, depository or in "street name" for its account)                         shares of the Company's capital stock.

  (ii)
  In addition to the number of shares the entity owns outright as indicated by the answer to question B.1(a), as of the date hereof, it had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise (e.g., shares subject to a written voting or investment arrangement, shares held by a corporate benefit plan over which it exercises control), over the following shares of the Company's capital stock (none indicated by "0" above). With respect to those shares, provide the following information:

  (1)
  Number of shares with sole voting power:

  (2)
  Number of shares with shared voting power; with whom shared; and the nature of the relationship and any underlying voting trust agreement, investment arrangement or the like:

Class	Number of shares	With whom shared	Nature of relationship

    (3)
    Number of shares with sole investment power:

    (4)
    Number of shares with shared investment power; with whom that power is shared; and the nature of the relationship and any underlying voting trust agreement, investment arrangement or the like:

Class	Number of shares	With whom shared	Nature of relationship

  (iii)
  As of the date hereof, the following numbers of shares of the Company's capital stock were registered in the name of, or beneficially owned by, the entity (none, indicated by "0" under the "Number of Shares" heading):

Name of person	Relationship	Class	Number of shares

  (iv)
  As of sixty days after the date hereof, the entity will have the right to acquire indirectly, or to acquire "voting power" and/or "investment power" with respect to,                         shares of the Company's capital stock, including, but not limited to, any right to acquire shares (i) upon the exercise of any option, warrant or right; (ii) upon conversion of a security; (iii) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (iv) pursuant to the automatic termination of a trust (none, indicated by "0" above).

        If the entity wishes to disclaim beneficial ownership of any of the shares described in question B.1(b), (c) or (d) above for purposes other than for use in the Registration Statement, please indicate the number and class of shares being disclaimed and the reason therefor:

2.     RELATIONSHIP WITH THE COMPANY

Please disclose any office, position or material relationship that the entity or any of its principals has had with the Company or any of its affiliates during the last three years:

3.     SUPPLEMENTAL INFORMATION

  (a)
  State whether the Selling Securityholder is a publicly-held entity or a subsidiary of a publicly-held entity (i.e., an entity that has a class of securities registered under the Securities Exchange Act of 1934, as amended):

    Yes ☐    No ☐

If a subsidiary of a publicly-held entity, please identify the publicly-held parent entity:

  (b)
  State whether the Selling Securityholder is an investment company or a subsidiary of an investment company registered under the Investment Company Act of 1940:

    Yes ☐    No ☐

If a subsidiary of an investment company, please identify the investment company parent entity:

  (c)
  If you answered "No" to questions D.1 and D.2, state the number of natural persons, publicly-held entities or investment companies who have or share voting or investment control over the Shares:                        .

If your answer is 12 or fewer, please identify those natural persons, publicly-held entities or investment companies:

Please note that the SEC requires that these persons or entities be named in the prospectus.

Please note that the SEC may deem short sales of securities covered by a registration statement prior to the effectiveness of such registration statement as a violation of Section 5 of the Securities Act.

  (d)
  (a) State whether the Selling Securityholder is a registered broker-dealer.

      Yes ☐    No ☐

    (b)
    State whether the Selling Securityholder received the Shares as compensation for underwriting activities and, if so, provide a brief description of the transaction(s) involved.

      Yes ☐    No ☐

The SEC requires that all Selling Securityholders that are broker-dealers and that did not receive the Shares as compensation for underwriting activities must be named as underwriters in the prospectus for the Shares.

All Selling Securityholders, including those named as underwriters pursuant to the preceding sentence, must deliver copies of the prospectus to purchasers at or prior to the time of any sale of the Shares.

    (c)
    State whether the Selling Securityholder is an affiliate of a registered broker-dealer and if so, list the name(s) of the broker-dealer affiliate(s).

      Yes ☐    No ☐

If the answer is "Yes," you must answer question (d) below.

    (d)
    If the Selling Securityholder is an affiliate of a registered broker-dealer:

    (i)
    Did the Selling Securityholder acquire the Shares in the ordinary course of business?

        Yes ☐    No ☐

        If the answer is "No," to question (i) state any exceptions below:

      (ii)
      At the time of the acquisition of the Shares, did the Selling Securityholder have any agreements or understandings, directly or indirectly, with any person to distribute the Shares?

        Yes ☐    No ☐

        If the answer is "Yes" to question (ii), state any exceptions below:

If the answer is "No" to question (i) or "Yes" to question (ii), you will be named as an underwriter in the prospectus relating to the Shares.

4.     GENERAL

The regulations of the SEC require that, if otherwise disclosable, the information the entity has furnished in response to the questions above be included in the Registration Statement. If you know of any additional information necessary to make the answers you have given on behalf of the entity above not misleading in the light of the circumstances under which your answers were made, please furnish below:

The answers to the foregoing questions are correctly stated to the best of my knowledge, information and belief. I hereby agree to notify the Company promptly of any changes in the foregoing information. I understand and acknowledge that the Company will rely on the information set forth herein for purposes of the preparation and filing of the Registration Statement covering the resale of the entity's Shares.

        By signing below, the undersigned acknowledges that it understands its obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations) and the provisions of the Securities Act, including without limitation those relating to prospectus delivery, in connection with any offering of Registrable Securities pursuant to the Registration Statement.

        I further understand and acknowledge that the Company will rely upon the information provided herein with respect to securities of the Company beneficially owned by the entity as of the date below for purposes of disclosing its beneficial ownership of securities of the Company as of a later date. Therefore, if the entity's beneficial ownership in securities of the Company changes between the date hereof and the filing of the Registration Statement, I will notify the Company immediately.

Dated:	SELLING SECURITYHOLDER:

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED SELLING SECURITYHOLDER
QUESTIONNAIRE TO THE COMPANY'S COUNSEL AT:

COOLEY GODWARD KRONISH LLP
4401 Eastgate Mall
San Diego, CA 92121-1909
Attn: Christian V. Kuhlen
Direct: 858-550-6036            Fax: 858-550-6420

5.     DEFINITIONS

        Arrangement.    The term "arrangement" means any plan, contract, agreement, authorization or arrangement, whether or not set forth in writing.

        Beneficial Ownership.    The terms "beneficial ownership" and "beneficially owned" as applied to an interest in securities describes any direct or indirect interest in the securities which entitles the entity to any of the rights or benefits of ownership, even though it is not the holder or owner of record and whether it holds such securities for its own benefit or such securities are held by others for its benefit, such as custodians, brokers, nominees, pledges, etc. Interests in securities held in an estate or trust in which it has an interest as a legatee or beneficiary, or in a partnership of which it is a partner, or in a personal holding company of which it is a stockholder, or by a nominee are examples of beneficially owned interests. "Beneficial Ownership" includes having or sharing, directly or indirectly, through any contract, arrangement, understanding or otherwise:

  (i)
  voting power which includes the power to vote, or to direct the voting of, such security; and/or

  (ii)
  investment power which includes the power to dispose, or to direct the disposition, of such security.

        Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of Section 13(d) of the Exchange Act is deemed to be the beneficial owner of such security. The SEC has expressed the view that a person may be regarded as the beneficial owner of securities which are held in the name of such person's spouse, minor children or other relatives (including relatives of such person's spouse) who share such person's home if the relationship which exists results in such person obtaining benefits substantially equivalent to ownership of the securities. If the entity has any reason to believe that any interest in securities of the Company, however remote, which you or the above-described relatives may have is a beneficial interest, please describe such interest.

        Immediate Family.    The term "immediate family" means such person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law.

        Relative.    The term "relative" means your spouse and any relative of you or your spouse who resides in the same residence as you.

        Right to Acquire.    The term "right to acquire" as applied to beneficial ownership of securities means any right to acquire such beneficial ownership, including without limitation any right to acquire such beneficial ownership (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement, or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

Schedule A

NOTICE OF TRANSFER OF SECURITIES PURSUANT TO
REGISTRATION STATEMENT

COOLEY GODWARD KRONISH LLP
4401 EASTGATE MALL
SAN DIEGO, CA 92121-1909
ATTN:
FAX:

Re:    CardioNet, Inc. (the "Company")

Ladies and Gentlemen:

        Please be advised that                                                 has transferred                        shares (the "Shares") of Common Stock on                        (date), pursuant to the Registration Statement on Form S-[1] (SEC File No.                         ) filed by the Company:

        We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Shares is named as a Selling Securityholder in the Prospectus dated                        or in amendments or supplements thereto, and that the aggregate number of shares of Common Stock transferred are [a portion of] the Common Stock listed in such owner's name.

Dated:
Very truly yours,
Name: Title:

i

QuickLinks

  Exhibit 10.11
CARDIONET, INC. REGISTRATION RIGHTS AGREEMENT
CARDIONET, INC. REGISTRATION RIGHTS AGREEMENT
EXHIBIT A SCHEDULE OF INVESTORS
EXHIBIT B SELLING SECURITYHOLDER'S QUESTIONNAIRE
CARDIONET, INC. SELLING SECURITYHOLDER'S QUESTIONNAIRE
Schedule A NOTICE OF TRANSFER OF SECURITIES PURSUANT TO REGISTRATION STATEMENT